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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 30, 2003


                              QUANTA SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-13831                                            74-2851603
(Commission File No.)                          (IRS Employer Identification No.)



                       1360 Post Oak Boulevard, Suite 2100
                              Houston, Texas 77056
          (Address of principal executive offices, including ZIP code)



                                 (713) 629-7600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Quanta Services, Inc. ("Quanta") currently is considering financing alternatives to replace its existing credit facility and senior secured notes. In conjunction with these alternative financings, effective as of September 30, 2003, Quanta obtained a waiver from the lenders under its existing credit facility and from its senior secured note holders for potential events of default under certain of its financial covenants through January 1, 2004 (filed herewith are both such agreements). On October 2, 2003, Quanta also obtained a signed commitment letter from a lender for a new $200 million credit facility, subject to certain conditions precedent, to replace Quanta's existing credit facility. Should Quanta not be able to complete these alternative financings and not be able to comply with the covenants under the existing credit facility and senior secured notes, noncompliance would constitute an event of default under the credit facility and the senior secured notes.

         This Form 8-K contains various forward-looking statements and information, that are based on management's belief as well as assumptions made by and information currently available to management. Although Quanta's management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions including, among other matters, future growth in electric utility and telecommunications outsourcing, the ability of Quanta to effectively integrate the operations of its companies, access to sufficient funding, compliance with financial covenants, dependence on fixed price contracts, cancellation provisions in contracts and departure of key personnel, as well as general risks related to the industries in which Quanta operates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. For a discussion of risks, investors are urged to refer to Quanta's reports filed under the Securities Exchange Act of 1934.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

         The following exhibits are filed as part of this Current Report on Form 8-K:

         Exhibit No.        Exhibit
         -----------        -------
         4.1                Amendment No. 3 to Note Purchase Agreement dated as
                            of March 1, 2000 between Quanta Services, Inc. and the Purchasers named therein

         10.1 Tenth Amendment and Consent to Third Amended and Restated Secured Credit Agreement

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 2, 2003

                                      QUANTA SERVICES, INC.


                                      By: /s/ DANA A. GORDON
                                         ---------------------------------------
                                         Name:  Dana A. Gordon
                                         Title: Vice President - General Counsel

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                                  Exhibit Index

Exhibit No.        Exhibit
-----------        -------
4.1                Amendment No. 3 to Note Purchase Agreement dated as of
                   March 1, 2000 between Quanta Services, Inc. and the
                   Purchasers named therein

10.1 Tenth Amendment and Consent to Third Amended and Restated Secured Credit Agreement